UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 4, 2007


                           HUDSON HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-9587                 20-3766053
         --------                    ------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)          File Number)          Identification Number)


   111 Town Square Place, Suite 1500A
      Jersey City, New Jersey 07310                            07310
      -----------------------------                            -----
  (Address of principal executive office)                    (Zip Code)

Registrant's telephone number, including area code: (201) 216-0100


             575 Washington Blvd., Suite 3600, Jersey City, Nj 07310
             -------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 4, 2007, Hudson Holding Corporation (the "Company") entered into an employment agreement (the "Cunningham Agreement"), effective as of January 1, 2007, with Mr. Martin C. Cunningham pursuant to which Mr. Cunningham will continue to serve as the Company's Chief Executive Officer. The Cunningham Agreement has a five-year term and provides for a salary of $200,000 per annum (the "Cunningham Salary"). In addition, the Cunningham Agreement provides for an annual bonus (the "Cunningham Annual Bonus") equal to 5% of the Company's Earnings (as all such capitalized terms are defined in the Cunningham Agreement) in any fiscal year in which the Company's Earnings equal or exceed $4.8 million. The Cunningham Annual Bonus shall in no event exceed $1,093,750 per annum. In the event the Cunningham Agreement is terminated by the Company or Mr. Cunningham resigns for Good Reason upon a Change in Control, Mr. Cunningham is entitled to receive payments equal to the Cunningham Salary due to Mr. Cunningham for each calendar year remaining during the Agreement Term and any Cunningham Annual Bonus due and not yet paid as of the termination date, as more fully set forth in the Cunningham Agreement, a copy of which is attached hereto as Exhibit 10.1.

On January 4, 2007, the Company entered into an employment agreement (the "Knox Agreement"), effective as of January 1, 2007, with Mr. Keith R. Knox pursuant to which Mr. Knox will continue to serve as the Company's President and Secretary. The Knox Agreement has a five-year term and provides for a salary of $200,000 per annum (the "Knox Salary"). In addition, the Knox Agreement provides for an annual bonus (the "Knox Annual Bonus") equal to 4% of the Company's Earnings in any fiscal year in which the Company's Earnings equal or exceed $4.8 million. Such Annual Bonus shall in no event exceed $1,000,000 per annum. In the event the Knox Agreement is terminated by the Company or Mr. Knox resigns for Good Reason upon a Change in Control, Mr. Knox is entitled to receive payments equal to the Knox Salary due to Mr. Knox for each calendar year remaining during the Agreement Term and any Knox Annual Bonus due and not yet paid as of the termination date, as more fully set forth in the Knox Agreement, a copy of which is attached hereto as Exhibit 10.2.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1 Employment Agreement, effective as of January 1, 2007, by and between Hudson Holding Corporation and Martin C. Cunningham

10.2 Employment Agreement, effective as of January 1, 2007, by and between Hudson Holding Corporation and Keith R. Knox

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUDSON HOLDING CORPORATION


                                      By: /S/ Keith R. Knox
                                          --------------------------------------
                                          Name: Keith R. Knox
                                          Title: President


Dated: January 9, 2007

                                  EXHIBIT INDEX


10.1 Employment Agreement, effective as of January 1, 2007, by and between Hudson Holding Corporation and Martin C. Cunningham

10.2 Employment Agreement, effective as of January 1, 2007, by and between Hudson Holding Corporation and Keith R. Knox